Exhibit 10.57

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

WFNIA/CA

AMD_01420

AMENDMENT

Date of Amendment: December 15, 2009

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. and Blackrock Institutional Trust Company, N.A, (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following additional Indices:

•	MSCI Brazil Small Cap Index

•	MSCI China Small Cap Index

•	MSCI Indonesia Investable Market Index

•	MSCI New Zealand Investable Market Index

•	MSCI Philippines Investable Market Index

•	MSCI Poland Investable Market Index

•	MSCI Russia 25/50 Index

•	***********

•	MSCI Ireland Investable Market Index 25/50 Index

2.	Notwithstanding section 9(a) of the Agreement, MSCI Inc acknowledges and agrees that the Funds based on the foregoing MSCI 25/50 Indices may be named as follows by Licensee:

•	iShares MSCI Russia Capped Investable Market Index Fund – tracks the *****;

•	***********; and

•	iShares MSCI Ireland Capped Investable Market Index Fund – tracks the *****.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understanding, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreements, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Greg Friedman	By	/s/ Paul Friedman

Name	Greg Friedman	Name	Paul Friedman
	(printed)		(printed)

Title	Managing Director	Title	Vice President

BlackRock Institutional Trust Company, N.A.

By	/s/ Mark Roberts

Name	Mark Roberts
(printed)

Title	Director